SCHEDULE 14A
                               (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/ /  Preliminary Proxy Statement           / /  Confidential, for Use of the
                                                Commission Only (as permitted
                                                by Rule 14a-6(e)(2))
                                                or Rule 14a-12
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c)


                            Evergreen Equity Trust
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                (Name of Registrant as Specified in its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/  No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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/ /  Fee paid previously with preliminary materials:

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                               Page 1 of [ ]

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

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     (2)  Form, Schedule, or Registration no.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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                                   Page 2 of [ ]

February 2, 1998


Dear Shareholder,

                  We are pleased to invite you to attend a Special Meeting (the "Meeting") of shareholders of Evergreen U.S. Real Estate Equity Fund and Evergreen Global Real Estate Equity Fund (the "Funds"), each a series of Evergreen Equity Trust (the "Trust"), to be held on February 17, 1998. The enclosed proxy includes proposals relating to the approval of a new investment advisory agreement for each of the Funds, changes to certain of the investment policies and restrictions of the Funds, and the election of members of the Trust's Board of Trustees. As you may know, Alpine Management & Research,
LLC ("Alpine") has agreed to acquire certain assets of the Funds' investment adviser, Evergreen Asset Management Corp. ("EAM"), that relate to the management and operations of the Funds. In connection with this transaction, it is proposed that the Funds engage Alpine to serve as their investment adviser pursuant to a new investment advisory agreement between the Trust, on behalf of the Funds, and Alpine (the "New Agreement").


                  After considering representations regarding future plans for managing the Funds made by Mr. Samuel A. Lieber, who has served as the principal portfolio manager of each Fund since its inception and who is a controlling person of Alpine, the Trust's Board of Trustees recommends that shareholders vote to authorize Alpine to serve as investment adviser to the Funds. The Trustees' determination was based primarily on the fact that Mr. Lieber has served as the principal portfolio manager of each Fund since its inception, is the controlling person of Alpine and will continue to serve as the portfolio manager of the Funds if the New Agreement is approved by shareholders. The Investment Company Act of 1940 requires that the New Agreement be approved by shareholders of the Funds prior to its effectiveness. Except for the fact that Alpine, rather than EAM, will serve as the investment adviser of the Funds, the New Agreement is the same in all material respects as the advisory agreement currently in effect between each Fund and EAM. There will be no change in the investment advisory fees payable by the Funds under the New Agreement.

                  It is important to keep in mind that Alpine is acquiring certain assets of EAM and is not acquiring the assets of the Funds. Moreover, the New Agreement will not result in any change in the individual primarily responsible for making investment decisions for the Funds.

                  Upon consummation of the acquisition, which is conditioned upon shareholder approval of the New Agreement, the Trust will change its name to Alpine Equity Trust and the Funds will change their names to Alpine U.S. Real Estate Equity Fund and Alpine International Real Estate Equity Fund.

                  As noted above, the Proxy Statement also includes proposals relating to changes in the investment policies and restrictions of each Fund and the election of Trustees.


                  THE BOARD OF TRUSTEES HAS APPROVED THE PROPOSALS AND RECOMMENDS THAT YOU VOTE FOR ALL OF THE PROPOSALS.

                  Whether or not you plan to attend the Meeting, you may vote by proxy by signing and returning the enclosed proxy card in the prepaid envelope. If you attend the Meeting and wish to vote in person, you may revoke your proxy at that time. You will receive more than one proxy card if you own shares of both Funds or if you hold shares in more than one account. Please sign and return each card you receive.

                  In order to help you understand the proposals, we have attached the following questions and answers. These questions and answers are designed to help answer questions you may have and to assist you in casting your votes. They are being provided as a supplement to, not a substitute for, the Proxy Statement, which we urge you to review carefully.

                  Please feel free to call the proxy solicitor, D.F. King & Co., at 1-800-290-6429, if you have any questions regarding the voting of your shares, and please feel free to call us at 1-800-807-2940, if you have any questions regarding the proposals.



                                       Sincerely,
                                       /s/ George O. Martinez
                                       ----------------------
                                       George O. Martinez
                                       Secretary
                                       Evergreen Equity Trust

                               QUESTIONS & ANSWERS


Q.       WHO IS BEING PROPOSED AS THE NEW INVESTMENT ADVISER OF THE FUNDS?

A. Alpine Management & Research, LLC ("Alpine") has agreed to acquire certain assets of Evergreen Asset Management Corp. ("EAM"), the Funds' current investment adviser, that relate to the management and operations of the Funds (the "Acquisition"). The Funds are not being acquired.

         In connection with the Acquisition, it is proposed that Alpine replace EAM as the investment adviser to the Funds. Alpine is a newly formed investment adviser which is controlled by Samuel A. Lieber. Mr. Lieber has served as the portfolio manager of each Fund since its inception. Unlike many investment advisers that provide advice with respect to a broad array of investments, Alpine intends to specialize in investments in real estate related securities.

         If shareholders of the Funds approve the proposed new investment advisory agreement with Alpine (the "New Agreement"), Mr. Lieber will continue to serve as the person primarily responsible for management of the Funds. In addition, upon consummation of the Acquisition, the Trust will change its name to Alpine Equity Trust and the Funds will change their names to Alpine U.S. Real Estate Equity Fund and Alpine International Real Estate Equity Fund.

Q. WHY AM I BEING ASKED TO VOTE ON THE NEW INVESTMENT ADVISORY AGREEMENT AND THE OTHER PROPOSALS?

A. It is proposed that the Funds engage Alpine to serve as their investment adviser pursuant to the New Agreement. Although the New Agreement has been approved by the Trust's Board of Trustees, the Investment Company Act of 1940, as amended (the "1940 Act"), requires that the New Agreement also be approved by shareholders of the Funds prior to its effectiveness.

         Mutual funds are also required to obtain shareholders' approval of certain other types of changes. As a shareholder, you have a right to vote on major policy decisions, such as the proposals discussed in the Proxy Statement to amend certain of the investment policies and restrictions of the Funds.

Q.       HOW WILL THE NEW AGREEMENTS AFFECT ME AS A SHAREHOLDER?

A. The approval of the New Agreement by shareholders will result in Alpine replacing EAM as the investment adviser of the Funds. However, Mr. Lieber will continue to serve as the portfolio manager of the Funds. Moreover, under the New Agreement, there will be no change in the advisory fees payable by the Funds or in the services required to be furnished to the Funds by their investment adviser. However, EAM currently has voluntarily agreed to limit expenses of the Funds. This arrangement will cease to be effective after the Acquisition, subject to approval by the Trust's Board of Trustees.

         Except in one respect noted below, the Acquisition is generally not expected to result in any significant changes in the shareholder service offered by the Funds. Shareholders will continue to be able to avail themselves of a systematic investment plan, telephone investment plan, systematic cash withdrawal plan, automatic reinvestment plan and tax sheltered plan. In addition, in connection with the Acquisition, Alpine has agreed to maintain the Funds' existing classes of shares for at least one year from the date the Acquisition closes, subject to the fiduciary obligations of the Trust's Board. Thus, shareholders of the Funds will be able to invest additional amounts in the same classes of shares of the Funds that they now hold for at least that period of time.

         The one change that will occur is that, on April 3, 1998 (60 days after the date of the mailing of the Proxy Statement), shareholders will no longer be able to exchange shares of the Funds for shares of funds within the Evergreen family of funds because the investment adviser of the Funds will not be affiliated with EAM. Shareholders will have the ability, however, to exchange shares between Alpine U.S.
         Real Estate Equity Fund and Alpine International Real Estate Equity Fund, and it is expected that arrangements will be implemented to permit Class A and Class Y shares of the Funds to be exchanged for shares of a money market fund.

Q. WHY ARE CHANGES IN THE INVESTMENT POLICIES AND RESTRICTIONS OF THE FUNDS BEING PROPOSED?

A. The proposed changes in investment policies and restrictions are intended by Alpine to provide greater flexibility to the Funds. If the changes are approved, the Funds will be able to use certain investment techniques in pursuing their investment goals which are not permissible under present restrictions and will also be able to make greater use of certain investment practices which are now permissible only to a more limited extent. Certain of the current investment policies and restrictions of the Funds were adopted to comply with laws which no longer apply to the Funds and it is proposed that these restrictions be eliminated. In addition, the proposed changes in investment policies and restrictions would give the Funds investment authority similar to that of many recently formed mutual funds that invest primarily in securities of real estate related companies.

         The changes in investment policies and restrictions on which shareholders will be voting are each described in the Proxy Statement. Alpine believes that the proposed changes should enable the Funds to respond more effectively to market and industry developments in managing the Funds' investments by permitting use of a broader array of investment techniques. The Proxy Statement also describes certain changes in the Funds' investment policies and restrictions which were approved by the Board of Trustees on December 17, 1997, on the recommendation of Alpine, but which do not require shareholder approval. These changes will become effective on March 4, 1998
         (30
         days after the date of the mailing of the Proxy Statement), if Alpine becomes the Funds' investment adviser.

Q.       HOW DO THE MEMBERS OF THE BOARD OF TRUSTEES OF MY FUND RECOMMEND THAT I
         VOTE?

A. After consideration of Alpine's plans and recommendation, the members of the Trust's Board of Trustees have voted to approve all of the proposals and recommend that you vote in favor of or "FOR" all of the proposals on the enclosed proxy card.

Q.       WHOM DO I CALL IF I HAVE QUESTIONS?


A.       Please feel free to call the proxy solicitor, D.F. King & Co.
         at 1-800-290-6429 if you have any questions regarding the voting of shares of the Funds, and to call us at 1-800-807-2940, if you have any questions regarding the proposals.

                                   PLEASE VOTE
                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

                             EVERGREEN EQUITY TRUST

                         -------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         -------------------------------


         Notice is hereby given that a Special Meeting of shareholders of Evergreen U.S. Real Estate Equity Fund and Evergreen Global Real Estate Equity Fund (the "Funds"), each a series of Evergreen Equity Trust (the "Trust"), will be held at 2500 Westchester Avenue, Purchase, New York 10577 on February 17, 1998, at 10:00 a.m., Eastern time for the following purposes:


         1. TO APPROVE OR DISAPPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST, ON BEHALF OF EACH OF THE FUNDS, AND ALPINE MANAGEMENT & RESEARCH, LLC.

         2. TO ELECT MEMBERS OF THE TRUST'S BOARD OF TRUSTEES TO HOLD OFFICE UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED.


         3. TO APPROVE OR DISAPPROVE THE FOLLOWING CHANGES IN INVESTMENT POLICIES AND RESTRICTIONS OF THE FUNDS:

                  A. Evergreen U.S. Real Estate Equity Fund

                          (1) An amendment to the Fund's policy of concentrating
its investments in the securities of companies which are principally engaged in the real estate industry.

                          (2) An amendment to permit the Fund to borrow money
from banks or by entering into reverse repurchase agreements, in an amount up to 10% of the value of its total assets to increase its holdings of portfolio securities, and for temporary extraordinary or emergency purposes, in an amount not exceeding 33 1/3% of the value of its total assets, including any borrowings for investment (in each case, calculated at the time of borrowing).


                          (3) Repeal of an investment restriction that limits
the ability of the Fund to pledge, mortgage, hypothecate or otherwise encumber its assets to secure permitted borrowings.

                          (4) An amendment to permit the Fund to effect short
sales of securities having a value of up to 10% of the Fund's net assets, provided that short sales "against the box" are not subject to this limitation.

                          (5) An amendment to permit the making of loans through
the purchase of permitted investments, including repurchase agreements and debt securities which are not publicly distributed.

                          (6) An amendment to broaden the types of real estate
related securities in which the Fund may invest and to permit the Fund to purchase illiquid securities of real estate related companies.

         B. Evergreen Global Real Estate Equity Fund

                          (1) An amendment to the Fund's policy of concentrating
its investments in the securities of companies which are principally engaged in the real estate industry.

                          (2) An amendment to one of the Fund's investment
policies to provide that the Fund will, under normal market conditions, invest at least 65% of its total assets in real estate related equity securities of non-U.S. issuers.


                          (3) An amendment to permit the Fund to borrow money
from banks and by entering into reverse repurchase agreements, in an amount up to 10% of the value of its total assets to increase its holdings of portfolio securities, and for temporary extraordinary or emergency purposes, in an amount not exceeding 33 1/3% of the value of its total assets, including any borrowings for investment (in each case, calculated at the time of borrowing).


                          (4) Repeal of an investment restriction that limits
the ability of the Fund to pledge, mortgage, hypothecate or otherwise encumber its assets to secure permitted borrowings.

                          (5) An amendment to permit the Fund to effect short
sales of securities having a value of up to 10% of the Fund's net assets, provided that short sales "against the box" are not subject to this limitation.

                          (6) An amendment to permit the making of loans through
the purchase of permitted investments, including repurchase agreements and debt securities which are not publicly distributed.

                          (7) Repeal of the Fund's investment restrictions
relating to options to broaden the types of options which the Fund may use both in pursuing its investment objectives and for hedging purposes.

                          (8) An amendment to the Fund's policy on
diversification of investments to provide that the prohibitions on investing more than 5% of the Fund's total assets in the securities of any one issuer or the purchase of more than 10% of any class of securities of any one issuer apply only with respect to 75% of the Fund's total assets.

                          (9) Repeal of the Fund's investment restriction
prohibiting investments in securities of unseasoned issuers.

                          (10) Repeal of the Fund's investment restriction
limiting the purchase of warrants.

                          (11) Repeal of the Fund's investment restriction under
which it may not purchase securities of an issuer if (i) one or more officers or Trustees of the Trust or the Fund's investment adviser or investment sub-adviser individually owns or would own, directly or beneficially, more than 1/2 of 1% of the securities of such issuer, and (ii) in the aggregate, such persons own or would own, directly or beneficially, more than 5% of such securities.

                          (12) An amendment to permit the Fund to purchase and
sell financial futures contracts and related options.

         4. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

         The close of business on January 12, 1998 has been fixed as the record date for the determination of shareholders of each Fund entitled to notice of and to vote at the Meeting or any adjournments thereof.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO SIGN WITHOUT DELAY AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE, SO THAT THEIR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.


                                         By Order of the Board of Trustees


                                         George O. Martinez
                                         Secretary

                                PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON FEBRUARY 17, 1998


         The accompanying Proxy is solicited by the Board of Trustees (the "Trustees") of Evergreen Equity Trust (the "Trust") to be used at a Special Meeting of shareholders of Evergreen U.S. Real Estate Equity Fund and Evergreen Global Real Estate Equity Fund (the "Funds"), each a series of the Trust, to be held on February 17, 1998, at 10:00 a.m., Eastern time at 2500 Westchester Avenue, Purchase, New York 10577 and at any adjournment or adjournments thereof (the "Meeting"). The purpose of the Meeting is to consider and act upon the proposals set forth in the accompanying Notice of Special Meeting of Shareholders (the "Proposals"). Shareholders of record at the close of business on January 12, 1998 (the "Record Date") are entitled to notice of and to vote at the Meeting. Each share is entitled to one vote on all matters described herein as to which such shares are entitled to vote and each fractional share is entitled to a proportionate share of one vote on such matters. The most recent annual report to shareholders of the Funds and most recent semi-annual report to shareholders are available upon request, without charge, by writing to the Trust at 200 Berkeley Street, Boston, Massachusetts 02116, or by calling the Trust at 1-800-343-2898. The principal executive offices of the Trust are located at 200 Berkeley Street, Boston, Massachusetts 02116.

         The Funds have retained D.F. King & Co. (the "Proxy Solicitor") to assist them in the solicitation of proxies. The Proxy Solicitor may supplement its solicitation of proxies by mail, telephone or otherwise. The costs of soliciting proxies, including the cost of preparing and mailing the Notice of Special Meeting of Shareholders and this Proxy Statement, will be paid by Alpine Management & Research, LLC ("Alpine"). (As discussed below, shareholders of each Fund are being asked to approve a new investment advisory agreement with Alpine.) The solicitation of proxies by the Proxy Solicitor may be supplemented by solicitation by mail, telephone or otherwise through representatives of Alpine and the Funds. This Proxy Statement and form of Proxy is first being mailed to shareholders on or about February 2, 1998.

         Each Fund's approval of Proposal 1 and each of the matters included within Proposal 3 require the affirmative vote of a "majority of the outstanding voting securities" of that Fund, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of such Fund or (2) 67% or more of the shares of such Fund present at the Meeting if more than 50% of the outstanding shares of such Fund are represented at the Meeting in person or by proxy (the "Holders of a Majority of Shares"). In voting on these Proposals, shareholders of each Fund will vote separately as a single class, without regard to the particular class of the Fund's shares that are held. Proposal 2 requires the affirmative vote of a plurality of all outstanding shares of the Trust represented in person or by proxy and entitled to vote, provided that a quorum is present at the Meeting.

         All properly executed proxies received prior to the Meeting and not revoked will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "FOR" each Proposal as to which it is entitled to be voted. Abstentions do not constitute votes "FOR" a Proposal, have the same effect as votes "AGAINST" a Proposal (except as to the election of Trustees), and are treated as shares present at the Meeting for the purpose of determining whether a quorum exists at the Meeting. Broker non-votes (i.e., proxies received from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote each share on a particular matter with respect to which the brokers or nominees do not have discretionary power) have the effect of a vote "AGAINST" Proposals 1 and 3 if such votes are determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding shares of the Fund. Broker non-votes will not constitute votes "FOR" or "AGAINST" the Proposals and will be disregarded in determining the voting securities "present" if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of a Fund present at the Meeting and are disregarded for purposes of determining a quorum and for every other purpose relating to the Proposals.

         Any shareholder may revoke his or her Proxy at any time before it is voted by (i) giving written notice of revocation to the Secretary of the Fund,
(ii) properly executing and delivering a later-dated Proxy, or (iii) appearing in person at the Meeting to vote his or her Shares.


         In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more Proposals prior to such adjournment if sufficient votes have been received. Any adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy. Under the By-Laws of the Trust, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares entitled to vote at the Meeting. In the event any adjournment of the Meeting is proposed, the persons named as proxies will vote those proxies which they are entitled to vote FOR any of the Proposals in favor of adjournment and will vote those proxies required to be voted AGAINST all of the Proposals against any such adjournment.


         On the Record Date the following number of shares were outstanding:









                     EVERGREEN U.S. REAL ESTATE EQUITY FUND
          Class Y                       Class A                       Class B                      Class C
       1,253,696.116                  318,120.782                   433,553.908                  170,211.421


                    EVERGREEN GLOBAL REAL ESTATE EQUITY FUND

          Class Y                       Class A                       Class B                      Class C
       2,753,991.413                   27,686.129                   17,194.987                    9,637.231






         The following entities owned of record or are known by the Trust to own beneficially 5% or more of the outstanding shares of the Funds as of December
31, 1997.

                                       2










                         EVERGREEN U.S. REAL ESTATE FUND


                             Name and Address of                           Amount and Nature of
   Title of Class            Beneficial Owner                               Beneficial Owner      Percent of Class
   ---------------          -------------------                            --------------------   -----------------
Class Y                Stephen A. Lieber                                        265,773.195           22.333%
                       1210 Greacon Point Rd.
                       Mamaroneck, NY  10543-4693

                       Constance E. Lieber                                       91,209.715            7.665%
                       1210 Greacon Point Rd.
                       Mamaroneck, NY  10543-4693

                       Charles Schwab & Co. Inc.                                 77,623.237            6.523%
                       Special Custody Account for the Exclusive
                       Benefit of Customers
                       Reinvest Account Mut Fds Dept
                       Attn:  Mutual Funds Dept
                       101 Montgomery St.
                       San Francisco, CA  94104-4122

                       The Essel Foundation                                      67,943.547            5.709%
                       1210 Greacen Point Rd.
                       Mamaroneck, NY  10543-4693

                       Samuel A. Lieber                                          62,560.115            5.257%
                       2 Beach Ave.
                       Larchmont, NY  10538-4005

Class A                Charles Schwab & Co. Inc.                                 30,610.026            9.958%
                       Special Custody Account for the Exclusive
                       Benefit of Customers
                       Attn:  Mutual Funds Dept
                       101 Montgomery St.
                       San Francisco, CA  94104-4122

                       NFSC FEBO #367-355550                                     20,620.915            6.708%
                       Charles L. Cabe
                       Separate Property
                       C/O CLC Interests
                       5956 Sherry Ln Ste 1000
                       Dallas, TX  75225-8021

                       NFSC FEBO #191-114421                                     15,736.064            5.119%
                       Fmt Co Cust IRA
                       FBO Robert P. White
                       RR 3 Box 587-1
                       Jasper, TX  75951

Class B                MLPF&S for the sole benefit                               59,486.000           13.079%
                       Of its Customers
                       Attn:  Fund Administration
                       4800 Deer Lake Dr. E 3rd Floor
                       Jacksonville, FL  32246-6484

                       Prudential Securities Inc. FBO                            23,614.576            5.192%
                       Harold L. Endlich Ttee
                       Harold L. Endlich 1993
                       Revocable Intervivos Trust UA
                       DTD 11/05/93
                       Northridge, CA  91325-2613

Class C                MLPF&S for the sole benefit                               56,716.000           32.781%
                       Of its Customers
                       Attn:  Fund Administration
                       4800 Deer Lake Dr. E 3rd Floor
                       Jacksonville, FL  32246-6484

                       NFSC FEBO #X54-079561                                     11,081.538            6.405%
                       Thompson Family Trust
                       Howard J. Thompson Jr Ttee
                       U/A 0-6/15/93
                       3755 Milan St.
                       San Diego, CA  92107-3711



                         EVERGREEN GLOBAL REAL ESTATE FUND

                             Name and Address of                           Amount and Nature of
   Title of Class            Beneficial Owner                               Beneficial Owner      Percent of Class
   --------------           --------------------                           ---------------------  -----------------

Class Y                Stephen A. Lieber                                        940,448.479           34.955%
                       1210 Greacon Point Rd.
                       Mamaroneck, NY  10543-4693

                       Charles Schwab & Co. Inc.                                320,435.646           11.910%
                       Special Custody Account for the Exclusive
                       Benefit of Customers
                       Reinvest Account Mut Fds Dept
                       Attn:  Mutual Funds Dept
                       101 Montgomery St.
                       San Francisco, CA  94104-4122

                       Samuel A. Lieber                                         148,396.468            5.516%
                       2 Beach Ave.
                       Larchmont, NY  10538-4005

Class A                Charles Schwab & Co. Inc.                                 16,918.814           61.109%
                       Special Custody Account for the Exclusive
                       Benefit of Customers
                       Attn:  Mutual Funds Dept.
                       101 Montgomery St.
                       San Francisco, CA  94104-4122

                       Fifth Third Bank Ttee Agt.                                 2,894.356           10.454%
                       FBO Ben C. Kaufmann
                       A/C 38-0-6202337
                       U/A DTD 5/11/95
                       P.O. Box 630074
                       Cincinnati, OH  45263

                       First Union NatAEI Bank u C/F IN                            1,690.238            6.105%
                       Deborah R. Shore IRA
                       5706 Cricket Place
                       McLean, VA  22101

                       First Union NatAEI Bank u C/F IN                            1,663.182            6.007%
                       Harris Shore IRA
                       5706 Cricket Place
                       McLean, VA  22101

Class B                MLPF&S for the sole benefit                                2,213.000           12.816%
                       Of its Customers
                       Attn:  Fund Administration
                       4800 Deer Lake Dr. E. 3rd Floor
                       Jacksonville, FL  32246-6484

                       Donaldson Lufkin Jenrette                                  1,612.274            9.337%
                       Securities Corporation Inc.
                       P.O. Box 2052
                       Jersey City, NJ  07303-2052

                       State Street Bank & Trust Co.                              1,605.644            9.299%
                       Cust for the IRA of
                       Patricia L. Corey
                       129 Briarwood Dr.
                       New Bedford, MA  02745-4206

                       NFSC FEBO #OKS-628913                                      1,212.611            7.022%
                       NFSC/FMTC IRA Rollover
                       FBO Theodore C. Fleming
                       1007 Sierra Vista Ct.
                       Burleson, TX  76028-4061

Class C                PaineWebber for the benefit of                             2,793.296           28.984%
                       PaineWebber CDN FBO
                       William R. Mack Jr.
                       P.O. box 3321
                       Weehawken, NJ  07087-8154

                       Ameritrade Clearing Inc.                                   2,421.308           25.125%
                       FBO 4520000367
                       PO Box 2226
                       Omaha, NE  68103-2226

                       Painewebber for the benefit of                             1,552.795           16.112%
                       Peter J. Haigh
                       Ann Haigh Jtwros
                       310 S. Highland Ave.
                       Pittsburgh, PA  15206

                       MLPF&S for the sole benefit of its Customers               1,259.000           13.064%
                       Attn:  Fund Administration
                       4800 Deer Lake Dr. E, 3rd Floor
                       Jacksonville, FL  32246-6484



PROPOSAL 1 -- APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN EACH OF THE FUNDS AND ALPINE.

INTRODUCTION

         Shareholders of each Fund are being asked to approve a new investment advisory agreement with Alpine, pursuant to which Alpine will be retained to provide investment advisory and management services to that Fund (the "New Agreement"). If approved by shareholders, the New Agreement will become effective upon the acquisition by Alpine (the "Acquisition") of certain assets of Evergreen Asset Management Corp. ("EAM"), the Funds' present investment adviser, as contemplated by an Asset Purchase Agreement dated as of December 17, 1997 by and among Alpine, Mr. Samuel Lieber and EAM (the "Acquisition Agreement"). Pursuant to the Acquisition Agreement, Alpine will acquire from EAM certain of its assets that relate to the management and operations of the Funds. In connection with the Acquisition, it is proposed that the Funds engage Alpine to serve as their investment adviser pursuant to the New Agreement between the Trust, on behalf of the Funds, and Alpine.

         After considering representations regarding future plans for managing the Funds made by Mr. Lieber, the Board of Trustees recommends that shareholders vote to authorize Alpine to serve as the investment adviser of the Funds. The Trustees' determination was based primarily on the fact that Mr. Lieber has served as the principal manager of each Fund since its inception, is the controlling person of Alpine and will continue to serve as portfolio manager of the Funds if the Acquisition is consummated and the New Agreement is approved by shareholders.

         Upon consummation of the Acquisition, the Trust will change its name to Alpine Equity Trust and the Funds will change their names to Alpine U.S. Real Estate Equity Fund and Alpine International Real Estate Equity Fund.

         If the Acquisition is not consummated, EAM will continue to serve as the investment adviser of the Funds pursuant to the terms of the investment advisory agreement of the Funds now in effect.

1940 ACT REQUIREMENTS

         Section 15(a) of the Investment Company Act of 1940 (the "1940 Act") prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by shareholders. Therefore, in order for Alpine to provide investment advisory services to each Fund, shareholders of that Fund must approve the New Agreement with Alpine.

         EAM has informed the Trust that it proposes to comply with Section 15(f) of the 1940 Act in connection with the Acquisition. In this regard, EAM, Alpine and Mr. Lieber have agreed in the Acquisition Agreement to use their reasonable best efforts to assure compliance with Section 15(f). In substance,
Section 15(f) provides that when a sale of any interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith as long as two conditions are satisfied. First, an "unfair burden" must not be imposed on the investment company as a result of the transaction relating to the sale of such interests, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" (as defined in the 1940 Act) includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined in the 1940 Act) of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its securities holders (other than fees for bona fide investment advisory or other services) or, with certain exceptions, from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company. Alpine and EAM are not aware of any circumstances arising from the Acquisition that might result in an unfair burden being imposed on either Fund. In particular, Alpine has agreed not to request an increase in advisory fees payable by the Funds if such request would result in an increase in such fees during the two year period following the effective date of the New Agreement. The second condition of Section 15(f) is that during the three-year period following the consummation of a transaction, at least 75% of the investment company's board must not be "interested persons" of the company's investment adviser or predecessor adviser.

         In anticipation of the Acquisition and to provide for continuity of investment advisory services provided to the Funds, at a meeting held in person on December 17, 1997, the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Fund, EAM or Alpine (as defined by the 1940 Act, the "Independent Trustees"), approved the New Agreement between the Trust, on behalf of each Fund, and Alpine. The provisions of the New Agreement are the same in all material respects as the provisions of the advisory agreement of the Funds currently in effect, except for its date of effectiveness and the fact that Alpine, rather than EAM, will serve as the investment adviser of the Funds. A description of the New Agreement is set forth below. NO INVESTMENT ADVISORY FEE INCREASE IS PROPOSED.

ALPINE

         Alpine, located at 2500 Westchester Avenue, Purchase, New York 10577, is a newly formed Delaware limited liability company. It was formed for the purpose of providing investment advisory and management services to investment companies (including the Funds) and other advisory clients.

         The members of Alpine are Messrs. Samuel A. Lieber, who is the controlling person of Alpine, and Marc R. Halle. Alpine does not have any officers. Although Alpine has no operating history, its members presently are the persons at EAM primarily responsible for providing investment advisory services to the Funds. If Alpine becomes the investment adviser to the Funds, Messrs. Lieber and Halle intend to terminate their employment with EAM, effective upon the consummation of the Acquisition.

EAM

         EAM is a wholly-owned subsidiary of First Union National Bank, North Carolina ("FUNB"). The address of EAM is 2500 Westchester Avenue, Purchase, New York 10577.

FUNB is a subsidiary of First Union Corporation. The addresses of FUNB and First Union Corporation are 301 South College Street, Charlotte, North Carolina 28288.

Executive officers and directors of EAM are:

Richard K. Wagoner, Director, 301 South College Street, Charlotte,
North Carolina.

Barbara J. Colvin, Director, 301 South College Street, Charlotte,
North Carolina.

Thomas Hal Clarke, Secretary and Senior Vice President, 301 South College Street, Charlotte, North Carolina.

Stephen A. Lieber, Chairman and Co-CEO, 2500 Westchester Avenue, Purchase, New York.

Nola M. Falcone, President and Co-CEO, 2500 Westchester Avenue, Purchase, New York.

Theodore J. Israel, Executive Vice President, 2500 Westchester Avenue, Purchase, New York.

Gordon Forrester, Treasurer, 200 Berkeley Street, Boston, Massachuesets.





         For each Fund's most recently completed fiscal year: (i) the aggregate brokerage commissions paid to Lieber and Company, an indirect wholly-owned subsidiary of FUNB which is currently a subadviser to the Funds, by Evergreen U.S. Real Estate Equity Fund and Evergreen Global Real Estate Equity Fund were $152,636 and $41,643, respectively, and (ii) the percentages of Evergreen U.S. Real Estate Equity Fund's and Evergreen Global Real Estate Equity Fund's aggregate brokerage commissions paid to Lieber and Company were 92.67% and 29.76%, respectively.

THE ACQUISITION

         On December 17, 1997, Alpine, Mr. Lieber and EAM entered into the Acquisition Agreement, pursuant to which Alpine will acquire certain assets of EAM that relate to the management and operations of the Funds. The aggregate purchase price that will be paid by Alpine to EAM is $500,000 (the "Purchase Price"), of which $250,000 is payable at the closing of the Acquisition.

         The Acquisition is subject to various conditions being satisfied prior to closing, including, among other things, the requisite approvals of the New Agreement by shareholders of the Funds and the election of a Board of Trustees, the composition of which is reasonably satisfactory to Alpine. If the Acquisition is not consummated, the New Agreement will not be entered into and the Funds' current investment advisory agreement would remain in place.

         The Acquisition is not expected to result in any change in the individual primarily responsible for making investment decisions for the Funds. Mr. Samuel A. Lieber, who has served as the principal portfolio manager of each Fund since its inception, is the controlling person of Alpine and will continue to serve as portfolio manager of the Funds if the New Agreement is approved by shareholders.

CURRENT ADVISORY AGREEMENT

         The current advisory agreement between the Funds and EAM (the "Current Agreement") was first approved by the Board of Trustees on February 7, 1994, and by the shareholders of each Fund on June 23, 1994. The Current Agreement was voted upon at that time in connection with the acquisition of EAM by FUNB. The Current Agreement has an initial term of two years and has been continued in effect from year to year thereafter by action of the Board of Trustees. The continuation of the Current Agreement for an additional one year period was last approved by the Trustees at a meeting held on March 11, 1997.

         As investment adviser to Evergreen U.S. Real Estate Equity Fund, EAM is entitled to receive from the Fund an annual fee equal to 1% of average daily net assets of the Fund on the first $750 million of assets, 0.9% of average daily net assets on an annual basis on the next $250 million in assets, and 0.8% of average daily net assets on assets in excess of $1 billion. As investment adviser to Evergreen Global Real Estate Fund, EAM is entitled to receive a fee equal to 1% of the average daily net assets of the Fund on an annual basis.

THE NEW AGREEMENT

         Pursuant to the proposed New Agreement, Alpine will serve as investment adviser of the Funds. The provisions of the New Agreement are in all material respects the same as the provisions of the Current Agreement, except for the effective date of the agreement and the fact that Alpine will serve as the investment adviser of the Funds.

         Under the New Agreement, Alpine will manage and administer the operations of the Funds, and manage the investment and reinvestment of each Fund's assets in conformity with such Fund's investment objectives and restrictions, subject to the supervision of the Trustees, as well as provide office space, all necessary office facilities, equipment and personnel in connection with its services under the New Agreement, and will bear all other expenses it incurs in connection with the services it renders. Except as stated below, all charges and expenses, other than those specifically referred to above as being borne by its investment adviser, are currently, and will continue to be, paid by each Fund, including, but not limited to, custodian charges and expenses, bookkeeping and auditors' charges and expenses, transfer agent charges and expenses, fees of Independent Trustees, brokerage commissions, brokerage fees and expenses, issue and transfer taxes, costs and expenses under distribution plans, interest, taxes and corporate fees payable to governmental agencies, the cost of share certificates, fees and expenses of the registration and qualification of the Fund and its shares with the Securities and Exchange Commission ("SEC") or under state or other securities laws, expenses of preparing, printing and mailing of prospectuses, statements of additional information, notices, reports and proxy materials to shareholders of the Fund, expenses of shareholders' and Trustees' meetings, charges and expenses of legal counsel for the Fund and for the Trustees, charges and expenses of filing annual and other reports with the SEC and other authorities, and all extraordinary charges and expenses of the Fund.

         The form of the New Agreement is attached as Exhibit 1.

         EAM has agreed to reimburse Evergreen U.S. Real Estate Equity Fund for certain expenses or to waive its fee to the extent that the Fund's operating expenses (including the investment advisory fee and amortization of organization expenses, but excluding interest, taxes, brokerage commissions, 12b-1 distribution and shareholder services fees, and extraordinary expenses) exceed 1.50% of the Fund's average net assets until the Fund's net assets reach $15 million. This arrangement has been continued in effect notwithstanding the fact that the Fund's net assets currently exceed $15 million. In addition, for Evergreen Global Real Estate Equity Fund, EAM voluntarily waived a portion of its investment advisory fee for each of the Fund's prior fiscal years. These arrangements will cease to be effective after the Acquisition, subject to approval by the Trust's Board of Trustees. Set forth below are (i) the actual annual operating expenses (as a percentage of average net assets) of each class of shares of the Funds net of fee waivers and expense reimbursement and (ii) the annual operating expenses (as a percentage of average net assets) of each class of shares of the Funds if each Fund had borne all fees and expenses for the most recently completed fiscal year.

                                                      EVERGREEN U.S. REAL ESTATE EQUITY FUND
                                                       Fiscal Year Ended September 30, 1997

                       CLASS Y SHARES                   CLASS A SHARES                                 CLASS B SHARES
                       --------------                   --------------                                ------------------

                   Actual         Annual          Actual                Annual              Actual                  Annual
                 Operating       Operating        Operating            Operating          Operating               Operating
                Expenses Net     Expenses       Expenses Net           Expenses            Expenses Net            Expenses
                   of Fee         Without Fee      of Fee               Without Fee          of Fee                Without Fee
                Waivers and    Waivers and     Waivers and             Waivers and        Waivers and             Waivers and
                  Expense          Expense         Expense              Expense            Expense                  Expense
               Reimbursements   Reimbursements  Reimbursements      Reimbursements        Reimbursements        Reimbursements
              ----------------  --------------  --------------    -----------------      ---------------       ---------------
Management
  Fees              0.26            1.00             0.26                1.00                 0.26                  1.00
Other
  Expenses          1.24            1.26             1.50                1.49                 2.25                  2.24
                    ----            ----             ----                ----                 ----                  ----
Total               1.50            2.26             1.76                2.49                 2.51                  3.24
                    ====            ====             ====                ====                 ====                  ====



                               EVERGREEN U.S. REAL ESTATE EQUITY FUND
                                Fiscal Year Ended September 30, 1997
                                           CLASS C SHARES
                                          ----------------


                                                            Annual
                                     Actual                Operating
                                      Operating            Expenses
                                   Expenses Net             Without Fee
                                  of Fee Waivers           Waivers and
                                  and Expense               Expense
                                   Reimbursements       Reimbursements
                              --------------------     ----------------
Management                            0.26                   1.00
  Fees
Other                                 2.25                   2.24
  Expenses                            ----                   ----
                                      2.51                   3.24
Total                                 ====                   ====







                                                  EVERGREEN GLOBAL REAL ESTATE EQUITY FUND
                                                     Fiscal Year Ended October 31, 1997



                       CLASS Y SHARES                   CLASS A SHARES                                 CLASS B SHARES
                       --------------                   --------------                                ------------------

                   Actual         Annual          Actual                Annual              Actual                  Annual
                 Operating       Operating        Operating            Operating          Operating               Operating
                Expenses Net     Expenses       Expenses Net           Expenses            Expenses Net            Expenses
                   of Fee         Without Fee      of Fee               Without Fee          of Fee                Without Fee
                Waivers and    Waivers and     Waivers and             Waivers and        Waivers and             Waivers and
                  Expense          Expense         Expense              Expense            Expense                  Expense
               Reimbursements   Reimbursements  Reimbursements      Reimbursements        Reimbursements        Reimbursements
              ----------------  --------------  --------------    -----------------      ---------------       ---------------
Management
  Fees              0.92            1.00             0.91                 1.00             0.92                      1.00
Other
  Expenses          0.90            0.90             1.19                 1.19             1.89                      1.90
                    ----            ----             ----                 ----             ----                      ----
Total               1.82            1.90             2.10                 2.19             2.81                      2.90
                    ====            ====             ====                 ====             ====                      ====








                                EVERGREEN GLOBAL REAL ESTATE EQUITY FUND
                                   Fiscal Year Ended October 31, 1997
                                             CLASS C SHARES
                                             --------------

                                                             Annual
                                     Actual                Operating
                                      Operating            Expenses
                                   Expenses Net             Without Fee
                                  of Fee Waivers           Waivers and
                                  and Expense               Expense
                                   Reimbursements       Reimbursements
                              --------------------     ----------------
Management
  Fees                              0.92                    1.00
Other
  Expenses                          1.91                    1.91
                                    ----                    ----
Total                               2.83                    2.91
                                    ====                    ====





         The New Agreement provides that Alpine shall have no liabilities in connection with rendering services thereunder, other than liabilities resulting from its willful misfeasance, bad faith, gross negligence or reckless disregard of its duties. The New Agreement is terminable, without payment of any penalty on 60 days' written notice, by a vote of the holders of a majority of each Fund's outstanding voting shares, or by a vote of majority of the members of the Board of Trustees. In addition, the New Agreement will automatically terminate upon an "assignment" as such term is defined by the 1940 Act.

         If approved by the shareholders of a Fund, the New Agreement will have an initial term expiring two years after the date of its execution, and may be continued in effect from year to year thereafter if approved annually by the shareholders of the Fund or the Board of Trustees, and, in either case, by a majority of the Independent Trustees by vote cast in person at a meeting called for such purpose, all as required by the 1940 Act. If approved by shareholders, the New Agreement will be entered into and become effective upon consummation of the Acquisition.


ADMINISTRATION AND DISTRIBUTION SERVICES

         After the Acquisition, EAM and its affiliates will initially continue to provide various administrative services to the Funds pursuant to the terms of the Acquisition Agreement. However, it is expected that, on or about March 31, 1998, a new administrative services provider will provide administrative services to the Funds pursuant to administration agreements with Alpine, subject to approval by the Trust's Board of Trustees. Alpine and not the Funds will be responsible for any fees payable for administrative services.

         Evergreen Keystone Distributor, Inc. ("EKD"), located at 120 Clove Road, Little Falls, New Jersey 07424, presently serves as the distributor of shares of the Funds and will continue to serve in the same capacity after the Acquisition. Effective on or about March 31, 1998, it is expected that another registered broker-dealer will replace EKD as distributor and commence serving as distributor of shares of the Funds, subject to approval by the Board of Trustees, including a majority of the Independent Trustees.

SHAREHOLDER SERVICES AND EXCHANGE PRIVILEGES

         Except as noted below, the Acquisition is not expected to result in any significant changes in shareholder services available to shareholders of the Funds. The Funds expect that they will continue to offer: a systematic investment plan which allows shareholders to automatically make monthly or quarterly investments into their accounts; a telephone investment plan, pursuant to which shareholders may make investments into their accounts; a systematic cash withdrawal plan which enables shareholders to receive (or designate a third party to receive) a monthly or quarterly check; an automatic reinvestment plan under which all dividends and other distributions are automatically reinvested in full and fractional shares of the Funds; and tax sheltered plans, under which eligible investors may open a pension and profit sharing account in the Funds.

         The Funds' shareholders may currently exchange some or all of their shares of the Funds for shares of the same class of shares in other Evergreen mutual funds. Effective April 3, 1998 (60 days after the date of the mailing of the Proxy Statement), shareholders of the Funds will no longer have this exchange privilege, if Alpine becomes the Funds' investment adviser. However, the Funds expect to implement arrangements to enable shareholders of the Class A and Class Y shares of the Funds to exchange some or all of their shares of the Funds for shares of a money market fund. No assurance can be given as to when these arrangements will become effective. Shareholders of the Funds will, however, continue to have the ability to exchange shares of each Fund for shares of the same class of the other Fund.

BOARD CONSIDERATION

         In approving the New Agreement and determining to submit it to shareholders of the Funds for approval, the Board of Trustees considered a number of factors. The Trustees took into consideration the fact that Mr. Samuel
A. Lieber, who is currently the individual primarily responsible for making investment decisions for each Fund, would continue to act as the portfolio manager of each Fund. The Trustees relied upon his representations that the New Agreement will enable the Funds to obtain high quality investment advisory services at an appropriate cost.

         Because the Funds have a specialized investment focus, Alpine represented to the Trustees that the Funds would benefit from retaining an investment adviser specializing in investments in real estate related securities. Such affiliation would result in an increased organizational emphasis on the Funds because they would no longer be part of a large fund complex of mutual funds which, for the most part, have a broader investment focus and are generally much larger in terms of total assets than the Funds.

         Certain disadvantages may result from the Funds ceasing to be part of the Evergreen family of mutual funds. Among other things, on April 3, 1998 (60 days after the date of the mailing of the Proxy Statement), shareholders of the Funds would no longer have the ability to exchange their shares for shares of the Evergreen funds. In addition, shareholders of the Funds would no longer have access to EAM, a larger organization having more personnel and financial resources than Alpine.

         Based upon their consideration of the matters noted above and all the factors deemed relevant, the Trustees determined to recommend to shareholders of the Funds that they approve the New Agreement. (As noted above, no increase in the rate of advisory fees to be charged to the Funds is proposed.)

REQUIRED VOTE AND RECOMMENDATION OF THE TRUSTEES

         Approval of the New Agreement with respect to each Fund requires the affirmative vote of Holders of a Majority of Shares of that Fund. In voting on this Proposal, shareholders of each Fund will vote separately as a single class, without regard to the particular class of the Fund's shares that are held.

                     THE TRUSTEES, INCLUDING THE INDEPENDENT
                      TRUSTEES, RECOMMEND THAT SHAREHOLDERS
                         VOTE "FOR" THE NEW AGREEMENT.


                       PROPOSAL 2 -- ELECTION OF TRUSTEES

         At the Meeting, shareholders of the Funds will vote for the election of four persons to serve as Trustees of the Trust, each to hold office until his successor is elected and qualifies or until his death, retirement, resignation or removal from office. The election is being held to add Messrs. Samuel A. Lieber and H. Guy Leibler as Trustees to the existing Board of Trustees, contingent on consummation of the Acquisition. Messrs. Laurence B. Ashkin and Foster Bam, who presently serve as Trustees, are also standing for election. The nominees have been selected and proposed for election by all of the persons now serving as Independent Trustees of the Trust. Subject to the election of the nominees, each of the persons now serving as Trustee with the exception of Messrs. Ashkin and Bam will resign their positions with the Trust, effective upon consummation of the Acquisition.



         The persons named on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the nominees named above as Trustees of the Trust to serve until their successors are duly elected and qualified. The nominees have each consented to stand for election and to serve if elected. If any of the nominees should be unable to serve, an event not now anticipated, the proxies will be voted for such other person or persons, if any, as shall be designated by the Board of Trustees. The Board of Trustees recommends that shareholders vote in favor of the election of the nominees.


         The following table sets forth certain information concerning the present Trustees.


NAME (AGE)
(TRUSTEE SINCE)                           PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
---------------                           -------------------------------------------

Laurence B. Ashkin (68)                   Trustee of all the Evergreen funds other than Evergreen  Investment Trust;
(1996)                                    Real estate  developer and construction  consultant;  President of Centrum
                                          Equities and Centrum Properties, Inc.

                                       10


NAME (AGE)
(TRUSTEE SINCE)                           PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
---------------                           -------------------------------------------

Foster Bam (70)                           Trustee of all the Evergreen funds other than Evergreen  Investment Trust;
(1996)                                    Partner in the law firm of Cummings & Lockwood; Director,  Symmetrix, Inc.
                                          (sulphur company) and Pet Practice,  Inc.  (veterinary  services);  former
                                          Director,  Chartwell Group Ltd.  (manufacturer  of office  furnishings and
                                          accessories),   Waste  Disposal  Equipment  Acquisition   Corporation  and
                                          Rehabilitation Corporation of America (rehabilitation hospitals).

James S. Howell (72)                      Chairman  of  the  Evergreen  Group  of  Funds;  former  Chairman  of  the
(1996)                                    Distribution Foundation for the Carolinas;  former Vice President of Lance
                                          Inc. (food manufacturing).

Gerald M. McDonnell (57) (1996)           Trustee of the Evergreen funds;  Sales  Representative  with Nucor-Yamoto,
                                          Inc. (steel producer).

Thomas L. McVerry (58)                    Trustee of the  Evergreen  funds;  former Vice  President  and Director of
(1996)                                    Rexham  Corporation;  former  Director  of  Carolina  Cooperative  Federal
                                          Credit Union.

William Walt Pettit (40)                  Trustee of the  Evergreen  funds;  Partner in the law firm of William Walt
(1996)                                    Pettit, P.A.

Russell A. Salton, III MD (49) (1996)     Trustee of the Evergreen funds;  Medical Director,  U.S. Health Care/Aetna
                                          Health Services; former Managed Health Care Consultant;  former President,
                                          Primary Physician Care.

Michael S. Scofield (53)                  Trustee  of the  Evergreen  funds;  Attorney,  Law  Offices  of Michael S.
(1996)                                    Scofield.


         Mr. Bam is a Partner in the lawfirm of Cummings & Lockwood which has from time to time provided legal services to FUNB.

         The following table sets forth certain information concerning the two nominees who are not currently Trustees. Information concerning the other two nominees, Messrs. Ashkin and Bam, who now are Trustees and will continue to serve as such after the Acquisition, if elected at the meeting, is set forth in the table above.



Samuel A. Lieber (41)*                    Member of Alpine  Management & Research,  LLC (since November  1997);  and
                                          Portfolio  Manager of Evergreen  U.S. Real Estate Equity Fund (since 1993)
                                          and Evergreen Global Real Estate Equity Fund (since 1989).

                                       11



H. Guy Leibler (43)                       Chairman and President of Pailatus,  a news media company  (since  January
                                          1997);  Director and Chairman of White Plains Hospital Center (since April
                                          1988);  Advisor to Sony/Loews  Theaters,  an  entertainment  company (July
                                          1995  to  March  1997);   President  of  Sony  Plaza,   Inc.,  a  consumer
                                          electronics,  music and film  company  (January  1993 to June  1995);  and
                                          President and Chief Executive Officer of Schulman Realty.


         *If the Acquisition is consummated and Mr. Lieber is elected, he will be deemed an "interested person" of the Funds by virtue of his affiliation with and controlling interest in Alpine.

         The following table sets forth certain information regarding the compensation received by the Trustees for the year ended October 31, 1997.

                                                     Compensation Table

                                                       Pension or            Estimated        Total
                                                       Retirement            Annual           Compensation
                                    Aggregate          Benefits Accrued      Benefits         from Fund
                                    Compensation       As Part of Fund       Upon             Complex Paid
Name of Trustee                     From Funds (1)     Expenses (2)          Retirement (2)   to Trustees (3)
---------------

Laurence Ashkin                           1,491               0                     0              64,400

Foster Bam                                  790               0                     0              49,575

James S. Howell                           1,545               0                     0              99,667

Robert J. Jeffries                          640               0                     0              13,871

Gerald M. McDonnell                       1,190               0                     0              86,801

Thomas L. McVerry                         1,633               0                     0              90,728

William Walt Pettit                       1,488               0                     0              88,893

Russell A. Salton, III, M.D.              1,489               0                     0              90,243

Michael S. Scofield                       1,289               0                     0              87,343

Total                                    11,555               0                     0             671,521

(1) Total compensation from Evergreen Global Real Estate Equity and Evergreen
    US Real Estate Equity Funds 11/1/96-10/31/97. This includes both the portion paid and deferred.

(2) No pension or retirement benefits are accrued as part of fund expenses.

(3) Total compensation from all funds in The Evergreen Group of Mutual Funds 11/1/96-10/31/97.



         Trustees who are affiliated persons of EAM or any of its affiliates receive no compensation from the Funds. Each Trustee of the Trust who is not affiliated persons of EAM or any of its affiliates is paid an annual retainer equal to $50,000. In addition, the Chairman of the Board of The Evergreen Group of Mutual Funds is paid an annual fee of $25,000. Each Trustee who is not an affiliated person of EAM or any of its affiliates also receives a meeting fee equal to $5,000 per meeting attended, and a fee of $500 for each special telephonic meeting in which he participates.


         Messrs. Ashkin, Bam, McVerry and Pettit represent the Trust on the Audit Committee. The Audit Committee reviews the services performed by the Trust's independent public accountant. Members of the Audit Committee are paid an annual retainer fee of $5,000 and the Chairman of the Audit Committee receives an additional $16,000 annual fee. Trustees are also entitled to be reimbursed for out-of-pocket expenses incurred as a Trustee. Officers of the Trust receive no compensation from the Trust. Each member of the Executive Committee receives an additional fee of $500 per meeting of the Executive Committee and members of the Performance Committee are paid an annual retainer fee of $2,500. The Chairman of the Performance Committee receives an additional $2,500 annual fee.




            A pro rota portion of the fees to Trustees noted above are allocated to the Funds based upon the relative net assets of each Fund as compared to the net assets of all funds in The Evergreen Group of Mutual Funds.



             During the most recent fiscal year, the Board of Trustees had the following number of meetings: 4. Each of the Trustees attended at least 75% of the total number of meetings of the Board of Trustees and applicable Committees of each Fund during its most recent fiscal year.





             Any individual who has been appointed as a Trustee Emeritus of one or more funds in The Evergreen Group of Mutual Funds is paid one-half of the annual retainer fees that are payable to regular Trustees, and one-half of the meeting fees for each meeting attended.



         If the Acquisition is consummated, the Trust will pay an annual fee to each Trustee who is not an officer or employee of the Trust's investment adviser or distributor (or any affiliated company of the investment adviser or distributor) in the amount of $5,000. Travel expenses of Trustees who are not affiliated persons of the Trust's investment adviser or distributor (or any affiliated company of the investment adviser or distributor) which are incurred in connection with attending meetings of the Board of Trustees will also be reimbursed.

OFFICERS OF THE TRUST

         The executive officers of the Trust are:

William J. Tomko (39), President and Treasurer (since December 1997), 3435 Stelzer Road, Columbus, Ohio.

D'Ray Moore (38), Vice President (since December 1997), 3435 Stelzer Road, Columbus, Ohio.

George O. Martinez (38), Secretary (since December 1997), 3435 Stelzer Road, Columbus, Ohio.

         If the Acquisition is consummated, the executive officers of the Trust will be:

         Samuel A. Lieber (41), 2500 Westchester Avenue, Purchase, New York. President. Member of Alpine Management & Research, LLC since November 1997. Portfolio Manager of Evergreen U.S. Real Estate Equity Fund (since 1993) and Evergreen Global Real Estate Equity Fund (since 1989).

         Marc R. Halle (36), 2500 Westchester Avenue, Purchase, New York. Secretary/Treasurer. Member of Alpine Management & Research, LLC since November 1997. Real Estate Analyst of Evergreen U.S. Real Estate Equity Fund and Evergreen Global Real Estate Equity Fund since 1994. Acquisition and Finance, W& M Properties, Inc. from 1989 to 1994.

REQUIRED VOTE AND RECOMMENDATION OF THE TRUSTEES

         Election of each of the nominees for Trustee requires the affirmative vote of a plurality of all outstanding shares of the Trust represented in person or by proxy and entitled to vote, provided that a quorum is present at the Meeting.

                THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES,
                 RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" THE
                        ELECTION OF EACH OF THE NOMINEES.


          PROPOSAL 3 -- CHANGES IN INVESTMENT POLICIES AND RESTRICTIONS

                  At the Meeting, shareholders of the Funds will be asked to approve certain changes in the investment policies and restrictions of the Funds. These changes are described below and have been proposed for a variety of reasons. Generally, they are intended to provide the Funds with greater flexibility in pursuing their investment objectives. If the changes are approved, the Funds will be able to use certain investment techniques in pursuing their investment goals which are not permissible under their present policies and will also be able to make greater use of certain currently permissible investment practices. The Trustees have approved each of the proposed changes in investment policies and restrictions based upon Alpine's recommendations and expectations that the ability to use a broader array of investment techniques and strategies, comparable to those used by certain other mutual funds that invest primarily in real estate securities, would be likely to benefit the Funds and their shareholders. Shareholders are being given the option to approve all, some or none of these proposed changes on the proxy card enclosed with this Proxy Statement. The approved changes will only become effective if Alpine becomes the Funds'investment adviser.

         After considering representations made by Alpine, the Trustees have approved certain other changes in the Funds' investment policies and restrictions which do not require shareholder approval. These changes are described in Appendix A. These changes will become effective on March 4, 1998 (30 days after the date of the mailing of the Proxy Statement), if Alpine becomes the Funds' investment adviser. Each Fund's prospectus states that shareholders will be given 30 days' prior notice to any changes in policies of the Fund that are not fundamental. Effective March 4, 1998, this notice requirement will be repealed if Alpine becomes the Funds' investment adviser.

        PROPOSALS RELATING TO BOTH EVERGREEN U.S. REAL ESTATE EQUITY FUND
                  AND EVERGREEN GLOBAL REAL ESTATE EQUITY FUND

         PROPOSAL 3.A.(1) AND 3.B.(1) - CONCENTRATION OF INVESTMENTS

         Each Fund's current investment policy regarding the concentration of its investments in any one industry states that the Fund "may not concentrate its investments in any one industry, except that the Fund will invest at least 65% of its total assets in securities of companies engaged principally in the real estate industry."

         It is proposed that each Fund's current policy be amended to provide that:

         "The Fund will concentrate its investments in the securities of companies engaged principally in the real estate industry and may invest all of its assets in such securities; however, the Fund may temporarily invest less than 25% of the value of its assets in such securities during periods of adverse economic conditions in the real estate industry."

         The amended concentration policy would provide greater investment flexibility to the Funds. For example, although the investment policies of each Fund presently contemplate that a Fund will normally invest at least 65% of its total assets in the equity securities of companies principally engaged in the real estate industry or which own significant real estate assets, each Fund's current policy on concentration imposes a more stringent requirement that the Fund invest at least 65% of its total assets in the securities of companies principally engaged in the real estate industry. The present policies of the Funds would therefore prevent the Funds from investing 60% of their assets in the equity securities of companies engaged in the real estate industry and investing the balance of their assets in the securities of companies which own significant real estate assets. The proposed new concentration policy would permit such an investment position to be maintained, but would require that each Fund normally invest at least 25% of its assets in the securities of companies principally engaged in the real estate industry and invest at least 65% of its assets in a combination of the equity securities of such companies and the equity securities of companies which own significant real estate assets.

         PROPOSALS 3.A.(2) AND 3.B.(3) - BORROWING

         Each Fund's current investment restriction regarding borrowing states that the Fund "may not borrow money, issue senior securities or enter into repurchase agreements, except for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 10% of the value of the Fund's total assets at the time or such borrowing." Under this restriction, the proceeds from borrowings may only be used for certain temporary or emergency purposes, such as to provide liquidity to facilitate redemption requests, and may not be used to purchase additional portfolio securities (a practice known as leverage). In addition, the Funds currently may not enter into reverse repurchase agreements exceeding 5% of the value of their total assets. With respect to Evergreen Global Real Estate Equity Fund, the Fund may not purchase any securities at a time when borrowings are outstanding.

         It is proposed that each Fund's current restriction be amended to provide that:

                  "The Fund may not issue senior securities as defined by the 1940 Act, except that the Fund may borrow money from banks and enter into reverse repurchase agreements (i) in the aggregate amount of up to 10% of the value of its total assets to increase its holdings of portfolio securities and (ii) for temporary extraordinary or emergency purposes, subject to the overall limitation that total borrowings by the Fund (including borrowing through reverse repurchase agreements) may not exceed 33 1/3% of the value of the Fund's total assets (measured in each case at the time of borrowing)."

         The amended investment restriction would increase the aggregate amount of money that each of the Funds may borrow from 10% to 33 1/3% of its total assets. It would also permit a Fund to borrow money for investment purposes in an amount up to 10% of its total assets. In addition, the proposed change clarifies that the Funds may enter into reverse repurchase agreements other than for temporary or emergency purposes and, with respect to Evergreen Global Real Estate Equity Fund, removes the Fund's restriction on purchasing any securities at a time when borrowings are outstanding.

         The practice of borrowing money for investment purposes, known as "leverage," will permit the Funds to purchase a greater amount of securities than would otherwise be possible. This will permit each Fund to increase its investment return if the additional securities purchased increase in value in an amount exceeding the interest and other costs (such as commitment fees) incurred in connection with the borrowing. However, if the purchased securities decrease in value, the Funds will suffer a loss. Thus, if the Funds borrow money, their share prices may be subject to greater fluctuation until the borrowing is paid off. Use of leverage is, for this reason, considered to be a speculative investment practice and will be limited to not more than 10% of each Fund's total assets.

         PROPOSALS 3.A.(3) AND 3.B.(4) - PLEDGING ASSETS

         Each Fund's current investment restriction regarding pledging assets states that the Fund may not "mortgage, pledge or hypothecate any assets except in connection with any [permitted] borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of [the] Fund's total assets at the time of such borrowing."

         It is proposed that each of the Funds repeal this restriction. If this proposal is approved by shareholders of a Fund, the following non-fundamental restriction will be implemented:

                  "The Fund may not pledge, mortgage, hypothecate or otherwise encumber its assets, except to secure permitted borrowings and to implement collateral and similar arrangements incident to permitted investment practices."

         The replacement of each Fund's current restriction on pledging assets with the new non-fundamental restriction would assure that each Fund's authority to pledge or otherwise encumber its assets is co-extensive with the need to do so based on the permissible investment practices of each Fund. The new restriction would not itself change the types of investment practices in which the Funds may engage, but rather would facilitate these practices by helping to assure the ability of the Funds to establish collateral and similar arrangements that may be required. As a non-fundamental policy, the Trustees would have the authority to modify the new restriction on pledging assets as they may in the future determine to be appropriate.

         PROPOSALS 3.A.(4) AND 3.B.(5) - SHORT SALES

         Each Fund's current investment restriction relating to short sales states, in relevant part, that the Fund "may not make short sales of securities unless, at the time of each such sale and thereafter while a short position exists, [the] Fund owns an equal amount of securities of the same issue or owns securities which, without payment by the Fund of any consideration, are convertible into, or are exchangeable for, an equal amount of securities of the same issue." This restriction prohibits the use of short sales other than short sales "against the box."

         It is proposed that each Fund's current restriction be amended to provide that:

                  "The Fund may effect short sales of securities subject to the limitation that the Fund may not sell a security short if, as a result of such sale, the current value of securities sold short by the Fund would exceed 10% of the value of the Fund's net assets; provided, however, if the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (i.e. short sales "against the box"), this limitation is not applicable."

         A short sale involves the sale of a security that the Fund does not own in anticipation of purchasing the same security (or a security exchangeable therefor) at a later date at a lower price. To make delivery to the buyer, the Fund must borrow the security, and is obligated to return the security to the lender which is accomplished by a later purchase of the security by the Fund to close its short position. When a Fund effects a short sale, it must maintain collateral in a segregated account consisting of cash or liquid portfolio securities with a value equal to the current market value of the securities sold short, which is marked to market daily. A short sale involves the risk that the security sold short may increase in value before the Fund purchases it, and the Fund could incur a loss. Theoretically, an unlimited increase in the market price of the security would result in an unlimited loss to the Fund.


         Because of this risk, the use of short sales is considered a speculative investment practice. The limited use of this practice, however, would permit each Fund to pursue opportunities to profit from anticipated declines in the prices of securities which in the view of the Funds' investment adviser are overvalued or are likely to be adversely affected by particular trends or events relating to the issuers of those securities, the industry sector in which the issuer is engaged or the general markets or economy.

         PROPOSAL 3.A.(5) AND 3.B.(6) - LOANS

         Each Fund's current investment restriction regarding loans states that the Fund "may not lend [its] funds to other persons, except through the purchase of a portion of an issue of debt securities publicly distributed or the entering into of repurchase agreements."

         It is proposed that each Fund's current restriction be amended to provide that:

                  "The Fund may not make loans of money or securities, except to the extent that the Fund may lend money through the purchase of permitted investments, including repurchase agreements, and may lend securities in accordance with such procedures as may be adopted by the Trustees."

         The Funds are currently authorized to lend their portfolio securities. Loans of securities by a Fund, if and when made, may not exceed 30% of the value of the Fund's total assets and must be collateralized by cash or U.S. government securities that are maintained at all times equal to at least 100% of the current market value of the securities loaned, including accrued interest. The effect of the proposed amendment to each Fund's restriction on loans will be to eliminate a restriction on the Funds purchasing debt securities which are not publicly distributed, and to insure that each Fund's investment restriction concerning loans does not operate to restrict the purchase of permitted investments by the Funds. Purchases of debt securities that are not publicly traded will be subject to the restrictions of the Funds applicable to the purchase of illiquid securities under which each Fund may not purchase an illiquid security if it would cause more than 15% of the net assets of the Fund to be invested in illiquid securities.



                            PROPOSAL RELATING TO EVERGREEN U.S. REAL ESTATE
EQUITY FUND

         PROPOSAL 3.A.(6) - REAL ESTATE

         The Fund's current investment restriction concerning real estate states that the Fund may not "purchase, sell or invest in real estate or interests in real estate, except (i) [the] Fund may purchase, sell or invest in marketable securities of companies holding real estate or interests in real estate, including real estate investment trusts, and (ii) [the Fund] may purchase securities secured by real estate or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein."

         It is proposed that the Fund's current restriction be amended to provide that:

                  "The Fund may not purchase, sell or invest in real estate, but may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the Fund's ownership of such securities."

         This change would broaden the types of securities of real estate related companies in which the Fund may invest.

                          PROPOSALS RELATING TO EVERGREEN GLOBAL REAL ESTATE
EQUITY FUND

         PROPOSAL 3.B.(2) - INVESTMENT IN SECURITIES OF NON-U.S. ISSUERS

         The Fund has a fundamental policy which presently requires, "[u]nder normal conditions, [that the Fund] invest at least 65% of its total assets in equity securities of domestic and foreign exchanges or NASDAQ listed companies principally engaged in the real estate industry." Another fundamental policy requires that the Fund invest at least 65% of its total assets in the equity securities of companies of at least three countries, including the United States, except when abnormal market or financial conditions warrant the assumption of a temporary defensive position.

         It is proposed these policies be repealed and replaced with the following non-fundamental policy:


                  "Under normal market conditions, at least 65% of the Fund's total assets will be invested in equity securities of non-U.S. issuers located in at least three countries outside of the United States which are principally engaged in the real estate industry or which own significant real estate assets."

         The purpose of these proposed changes is to better reflect the Fund's primary focus on foreign securities by stating that real estate related equity securities of non-U.S. issuers will be the types of securities in which the Fund will invest 65% of its assets. In addition, the changes will permit non-publicly traded securities to be counted toward the requirement that the Fund invest at least 65% of its total assets in real estate related issuers.



         A mutual fund using the word "international" in its name must invest at least 65% of assets in securities of countries outside the U.S., whereas a "global" fund invests in securities issued worldwide, including the U.S. Thus, if shareholders approve the changes in investment policy described above, and Alpine becomes the Fund's investment adviser, it is expected that the name of the Fund will be changed to "Alpine International Real Estate Equity Fund".





         PROPOSAL 3.B.(7) - OPTIONS

         The Fund's current investment restriction relating to options states that the Fund "may not write, purchase or sell put or call options, or combinations thereof except as permitted under 'Description of Funds Investment Practices and Restrictions' in [the] Fund's Prospectus." The Fund's prospectus states that the Fund: (1) may not deal in options on securities indices; (2) may write covered call options and secured put options on up to 5% of its net assets; (3) may purchase foreign currency put options, provided that such options are traded on U.S. exchanges or U.S. over-the-counter markets; (4) may write a call option on a foreign currency only in conjunction with a purchase of a put option on that currency; and (5) may not enter into futures contracts or related options if, immediately thereafter, the amounts committed to margin and premiums paid for unexpired options would exceed 5% of the Fund's net assets and more than 30% of the Fund's net assets would be hedged thereby. In addition, no more than 5% of the Fund's net assets may be represented by premiums paid by the Fund with respect to options on foreign currencies outstanding at any one time.

         It is proposed that this restriction be repealed.

         The purpose of this change is to provide greater flexibility in using options as part of the Fund's investment program. Repeal of the restriction will broaden the types of options which the Fund may use both in pursuing its investment objective and for hedging purposes. For example, the Fund would be able to purchase call options in seeking to realize gains (and not just in hedging its portfolio positions and in hedging against increases in the prices of securities it intends to purchase). This change would also enable the Fund to use stock index options to manage risk. In addition, the change will enable the Fund to alter its investment practices with respect to options by action of the Board of Trustees, without the delay and expense of a shareholder vote to amend the Fund's policies.

         Options transactions involve costs to the Fund and may result in losses. Certain risks arise because of the possibility of imperfect correlation between movements in the prices of options and movements in the prices of the underlying security or securities held by the Fund. The successful use by the Fund of options transactions depends on the ability of its investment adviser to forecast market movements correctly. Other risks arise from the Fund's potential inability to close out options positions because in some cases there can be no assurance that the Fund would be able to effect closing transactions at any particular time or at an acceptable price.

         To the extent that the Fund purchases and sells options in the over-the-counter markets, its ability to terminate options in these markets may be more limited than for exchange-traded options. These transactions also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to the Fund. The Fund would, however, engage in over-the-counter transactions only when, in the opinion of its investment adviser, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their obligations.

         PROPOSAL 3.B.(8) -DIVERSIFICATION

         The Fund's current investment restriction relating to diversification of its investments states that the Fund may not "invest more than 5% of its total assets, at the time of the investment in question, in the securities of any one issuer, other than the U.S. government and its agencies or instrumentalities . . . ." In addition, another restriction provides that the
Fund "may not purchase more than 10% of any class of securities of any one issuer other than the U.S. government and its agencies or instrumentalities."

         It is proposed that these restrictions be amended and restated to provide that:

                  "With respect to 75% of its total assets, the Fund may not purchase a security, other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, if as a result of such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer, or the Fund would own more than 10% of the voting securities of any one issuer."

         The proposed changes in these restrictions will conform the Fund's restrictions on the diversification of its investments to the diversification requirements applicable under the 1940 Act to mutual funds, such as the Fund, which have elected to be diversified funds.

         The Fund has elected to be a "diversified, open-end management investment company" under the 1940 Act. This requires that the diversification policy contained in the current investment restriction of the Fund apply only with respect to 75% of the total assets of the Fund. The current policies of the Fund are more restrictive, applying the limitation to 100% of the Fund's assets. The primary purpose of the proposed change is to allow the Fund to invest in accordance with the limits contained in the 1940 Act for diversified open-end management investment companies.

         This proposed change would give the Fund flexibility to purchase larger amounts of an issuer's securities when its investment adviser identifies what it believes to be an attractive investment opportunity. It should be recognized, however, that the Fund may be exposed to greater investment risk to the extent that the Fund will be able to invest up to 25% of its assets without limitation on the percentage of the Fund's assets invested in the securities of any one issuer.

         PROPOSAL 3.B.(9) - UNSEASONED ISSUERS

         The Fund's current investment restriction relating to "unseasoned issuers" states that the Fund may not "invest more than 15% of [its] net assets in securities of unseasoned issuers that have been in continuous operation for less than three years, including operating periods of their predecessors, except obligations issued or guaranteed by the U.S. government and its agencies or instrumentalities (this limitation does not apply to real estate investment trusts)." It is proposed that this restriction be repealed.

         This investment restriction was adopted to comply with requirements of certain state laws which are no longer applicable to the Fund, and the 1940 Act does not contain a similar restriction. Elimination of this restriction will enhance the ability of the Fund to invest in the securities of newer companies which are deemed to be attractive investment opportunities by the Fund's investment adviser.

         These companies will frequently be smaller companies having less revenues and smaller market capitalization than more seasoned issuers. Investments in securities of these companies may present greater opportunities for capital appreciation, but may also involve greater risks than investments in larger, more mature issuers. Such companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than the securities of larger companies. In addition, there may be less available information regarding these smaller companies and, when available, information may be incomplete or inaccurate. As a result, the securities of smaller companies may experience significantly more price volatility and less liquidity than securities of larger companies, and any resulting volatility and limited liquidity will impact the Fund.

         PROPOSAL 3.B.(10) - WARRANTS

         The Fund's current investment restriction concerning warrants states that the Fund "may not invest more than 5% of [its] net assets in warrants, and of this amount, no more than 2% of [its] total net assets may be invested in warrants that are listed on neither the New York nor the American Stock Exchange." It is proposed that this restriction be repealed.

         This investment restriction, like the restriction relating to unseasoned issuers, was designed to comply with the requirements of certain state laws which are no longer applicable to the Fund. Elimination of this restriction will permit the Fund to invest a greater percentage of its assets in warrants and to make such investments without regard to whether the warrants are listed on a securities exchange. This would, for example, enable the Fund to acquire non-publicly traded warrants from an issuer in connection with the purchase of other securities of that issuer, and to acquire warrants in amounts exceeding the 5% and 2% limitations set forth in the Fund's current investment restriction.

         Warrants are securities which entitle the holder to purchase the securities of a company (generally, its common stock) at a specified price during a specified time period. Because of this feature, the values of rights and warrants are affected by factors similar to those which determine the price of common stocks and exhibit similar behavior. Warrants may be purchased directly or may be acquired in connection with a corporate reorganization or exchange offer.

         PROPOSAL 3.B.(11) - INVESTMENT IN SECURITIES OWNED BY TRUSTEES/OFFICERS

         The Fund currently has an investment restriction under which it may not "purchase or retain the securities of any issuer if (i) one or more officers or Trustees of [the] Fund or its investment adviser or investment sub-adviser individually owns or would own, directly or beneficially, more than 1/2 of 1% of the securities of such issuer, and (ii) in the aggregate, such persons own or would own, directly or beneficially, more than 5% of such securities." It is proposed that this restriction be repealed.

         This restriction was adopted to comply with the requirements of certain state laws which are no longer applicable to the Fund.

         Elimination of the restriction will not significantly affect the Fund's investment practices. Provisions of the 1940 Act regulate transactions between an investment company and companies which are affiliated persons, as defined by the 1940 Act, of directors and officers of the investment company. Under those provisions, such transactions are generally prohibited without SEC approval.

         PROPOSAL 3.B.(12) - COMMODITIES

         The Fund's current investment restriction regarding commodities states that the Fund may not "purchase, sell or invest in commodities or commodity contracts; provided, however, that this policy does not prevent [the] Fund from purchasing and selling currency futures contracts and entering into forward foreign currency contracts."

         It is proposed that this restriction be amended to provide that:

                  "The Fund may not purchase, sell or invest in commodities, provided that this restriction shall not prohibit the Fund from purchasing and selling securities or other instruments backed by commodities or financial futures contracts and related options, including but not limited to, currency futures contracts and stock index futures."

         The purpose of this change is to enable the Fund to use a wider array of financial futures contracts (in addition to currency futures) and related options as part of its investment program. For example, the Fund would be able to invest in stock index futures under the amended restriction. The Fund may use futures contracts and related options for the purpose of seeking to reduce the overall investment risk that would otherwise be associated with the securities in which it invests. For example, the Fund may sell a stock index futures contract in anticipation of a general market or market sector decline that might adversely affect prices of the Fund's portfolio securities. To the extent that there is a correlation between the Fund's portfolio and a particular stock index, the sale of futures contracts on that index could reduce the Fund's general market risk and permit the Fund to retain its securities positions. In addition, the Fund would be able to purchase stock index futures contracts to hedge against a market advance that might increase the prices of securities that the Fund is planning to acquire.

         The purchase and sale futures contracts and related options involve risks different from those involved with direct investments in securities and also require different skills from the Fund's investment adviser in managing the Fund's portfolio of investments. While utilization of futures contracts and similar instruments may be advantageous to the Fund, if its investment adviser is not successful in employing such instruments in managing the Fund's investments or in predicting market changes, the Fund's performance will be worse than if the Fund did not make such investments. It is possible that there will be imperfect correlation, or even no correlation, between price movements of the investments being hedged and the options or futures used. It is also possible that the Fund may be unable to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or that the Fund may need to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions, or that the Fund may be unable to close out or liquidate its hedged position. In addition, the Fund will pay commissions and other costs in connection with such investments, which may increase the Fund's expenses and reduce its yield.

REQUIRED VOTE AND RECOMMENDATION OF THE TRUSTEES

         The Trustees have reviewed information from Alpine concerning the potential benefits and risks associated with the proposed amendments to each Funds' investment policies and restrictions and, at a meeting of the Board, voted to approve each of the proposed amendments.

         The affirmative vote of Holders of a Majority of the Shares of a Fund is required to approve each of the proposed amendments of that Fund's policies and restrictions set forth in the proposals above. In voting on this Proposal, shareholders of each Fund will vote separately as a single class on each Proposal applicable to that Fund, without regard to the particular class of the Fund's shares that are held.

                     THE TRUSTEES, INCLUDING THE INDEPENDENT
                      TRUSTEES, RECOMMEND THAT SHAREHOLDERS
                       VOTE "FOR" EACH OF THESE PROPOSALS.

CHANGES NOT REQUIRING SHAREHOLDER APPROVAL

         As noted above, the Board of Trustees has approved certain changes in the investment policies and restrictions of the Funds that do not require shareholder approval. These changes will become effective on March 4, 1998
(30 days after the date of the mailing of the Proxy Statement), if Alpine becomes the Funds' investment adviser.

         With respect to Evergreen U.S. Real Estate Equity Fund, these include, among others, changes that will: permit the Fund to invest in a wider range of debt and equity securities of real estate and non-real estate related companies (including, to a limited extent, lower-quality debt securities); permit greater use of options and futures by the Fund in pursuing its investment objective and for hedging purposes; and expand the Fund's ability to purchase non-publicly traded securities.

         With respect to Evergreen Global Real Estate Equity Fund, the changes will, among other things: permit the Fund to invest in a wider range of debt and equity securities of real estate and non-real estate related companies (including, to a limited extent, lower-quality debt securities) and permit greater use of options and futures by the Fund.

         These changes and the other changes in policies and restrictions adopted by the Board of Trustees are described in Appendix A.

                             ADDITIONAL INFORMATION

OTHER MATTERS TO COME BEFORE THE MEETING

         The Trustees know of no business which will be presented for consideration at the Meeting other than that set forth in Proposals 1 through 3 of the Notice of Special Meeting. If any other matters are properly presented, it is the intention of the persons designated as proxies to vote such proxies in accordance with their judgment on such matters.

DEADLINE FOR SHAREHOLDER PROPOSALS

         The Trust does not hold regularly scheduled annual meetings of shareholders. Any shareholder desiring to present a proposal for inclusion at the next meeting of shareholders should submit such proposal to the Trust.

                                    EXHIBIT

Exhibit 1 Form of Investment Management Agreement between Alpine Equity Trust, on behalf of Alpine U.S. Real Estate Equity Fund and Alpine International Real Estate Equity Fund, and Alpine Management & Research, LLC.

                                   APPENDIX A

         Set forth below are descriptions of the changes in the investment policies and restrictions of Evergreen U.S. Real Estate Equity Fund and Evergreen Global Real Estate Equity Fund which do not require shareholder approval. These changes have been approved by the Board of Trustees and will become effective on March 4, 1998 (30 days after the date of the mailing of the Proxy Statement), if Alpine becomes the Funds' investment adviser.


         EVERGREEN U.S. REAL ESTATE EQUITY FUND

         INVESTMENTS IN REAL ESTATE RELATED AND EQUITY SECURITIES

         Currently, under normal conditions, the Fund invests not less than 65% of its total assets in equity securities of United States exchange or NASDAQ listed companies principally engaged in the real estate industry or which own significant real estate assets.

         This policy will be amended to provide that:

                  "Under normal market conditions, at least 65% of the Fund's total assets will be invested in equity securities of U.S. issuers which are principally engaged in the real estate industry or which own significant real estate assets."

         This change will permit non-publicly traded securities of real estate related companies to be counted toward the requirement that the Fund invest 65% of its total assets in real estate related issuers.

         In addition, the Fund's prospectus currently states that equity securities "include common stock, preferred stock and securities convertible into common stock." The Fund's prospectus will be amended to state that: "Equity securities include common stock, preferred stock and securities convertible into common stock, such as warrants, rights and options." This amendment will clarify that warrants, rights and options, which are securities that have equity characteristics, may be used in pursuing the Fund's investment objective of long-term growth of capital.

         DEBT SECURITIES AND SECURITIES OF NON-REAL ESTATE RELATED COMPANIES

         Currently, the investment policies of the Fund provide that the Fund may invest up to 35% of its total assets in: equity securities of issuers whose products and services are related to the real estate industry; securities of issuers which are unrelated to the real estate industry, but whose real estate assets are substantial relative to the price of the companies' securities; securities of issuers unrelated to the real estate industry believed by the Fund's investment adviser to be undervalued and to have capital appreciation potential; and non-convertible debt securities of issuers which are unrelated to the real estate industry.

         These policies will be amended so that, under normal market conditions, the Fund will be permitted to invest up to 35% of its total assets in debt securities, equity securities of companies that are unrelated to the real estate industry, money market instruments, and options, financial futures and currency contracts.

         This change will permit the Fund to invest in debt securities of real estate related companies and companies whose products or services are related to the real estate industry. The Fund would also continue to have the ability to invest without limitation in high quality money market instruments if, in the opinion of the Fund's investment adviser, market conditions warrant a temporary defensive investment position.

         The Board of Trustees has also determined to amend the Fund's policy on the purchase of debt securities to permit up to 15% of the Fund's total assets to be invested in debt securities which are not rated as "investment grade" or which are unrated and are not determined by the Fund's investment adviser to be comparable to debt having an "investment grade" rating. Debt securities rated "investment grade" are those which have been rated no lower than than A by Standard & Poor's Rating Group ("S&P") or Moody's Investors Service, Inc. ("Moody's").




         This change will permit the Fund to invest up to 15% of its total assets in non-investment grade debt securities. Currently, non-convertible debt securities purchased by the Fund must be rated investment grade or better, or unrated securities which have been determined to be of comparable quality; however, up to 10% of the Fund's total assets may be invested in unrated debt secured by real estate assets if the investment adviser believes that the securities are trading at a discount and that the underlying collateral will secure repayment.

         The new policies are intended to provide the Fund with greater flexibility to invest in a wider range of debt securities, including a limited amount of non-investment grade debt.

         Lower-quality debt securities (i.e., "junk bonds") are considered to have speculative characteristics and involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or may already be in default. The market prices of these securities may fluctuate more than higher quality securities in periods of general economic difficulty.

         FOREIGN SECURITIES

         Although the Fund invests principally in equity securities of U.S. issuers, the Board of Trustees has adopted a non-fundamental investment policy that will permit the Fund to invest up to 15% of the value of its total assets in equity and debt securities of foreign issuers, including depository receipts (such as American Depository Receipts) that represent indirect interests in securities of foreign issuers. This new policy will enable the Fund to invest a limited portion of its assets in the securities of foreign issuers in pursuing its investment objective.

         Investments in foreign securities are affected by risk factors generally not thought to be present in the U.S. With respect to such securities, there may be more limited information publicly available concerning the issuer than would be the case with respect to domestic securities, different accounting standards are used by foreign issuers and foreign trading markets are generally not as liquid as U.S. markets. Foreign securities also involve such risks as currency risks, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, expropriation or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. These risks are greater in emerging markets and in less developed countries.

         The purchase of securities denominated in foreign currencies will subject the value of the Fund's investments in those securities to fluctuations due to changes in foreign exchange rates. To hedge against the effects of changes in foreign exchange rates, the Fund will be authorized to enter into forward foreign currency exchange contracts ("forward contracts"). These contracts represent agreements to exchange an amount of currency at an agreed upon future date and rate. The Fund will generally use forward contracts only to "lock in" the price in U.S. dollars of a foreign security that the Fund plans to purchase or to sell, but in certain limited cases may use such contracts to hedge against an anticipated substantial decline in the price of a foreign currency against the U.S. dollar that would adversely affect the U.S. dollar value of foreign securities held by the Fund. Forward contracts will not be used in all cases and, in any event, cannot completely protect the Fund against all changes in the values of foreign securities resulting from fluctuations in foreign exchange rates. The Fund will not enter into a forward contract if, as a result, forward contracts would represent more than 15% of the Fund's total assets. For hedging purposes, the Fund will also be permitted to use options on foreign currencies, which expose the Fund to certain risks.


         SECURITIES OF REAL ESTATE INVESTMENT TRUSTS

         Currently, the Fund may only invest in real estate investment trusts ("REITs") and limited partnerships which are traded on major exchanges. This policy has been amended by the Board of Trustees to eliminate the requirement that such securities be traded on an exchange. As a result, the Fund will be able to invest in REITs which are traded over-the-counter or which are not publicly traded. Any investments in non-publicly traded securities will be subject to the Fund's overall restriction on investments in illiquid securities. The purpose of this change is to permit the Fund to pursue its investment objective by investing in a wider range of securities.

         PORTFOLIO TURNOVER

         Although the Fund seeks long-term capital growth, the Fund may from time to time engage in short-term trading strategies and securities may be sold without regard to the time they have been held when investment considerations warrant such action. These policies, together with the changes being made in the investment restrictions of the Fund to expand its ability to engage in transactions in options and futures, may have the effect of increasing the annual rate of portfolio turnover of the Fund. As a result, the Fund's annual portfolio turnover rate may be higher than the rates of certain other investment companies. However, it is not expected that the Fund's annual portfolio turnover rate will exceed 150%. A high portfolio turnover rate will result in higher brokerage costs to the Fund and may also result in the realization of greater capital gains which will be subject to tax, including short-term gains which will be taxable to shareholders at ordinary income tax rates.

         WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

         The Fund's prospectus will be amended to clarify that the Fund may purchase or sell securities on a when-issued or delayed delivery basis. In these transactions, securities are purchased or sold by the Fund with payment and delivery taking place as much as a month or more in the future. The Fund engages in these transactions to secure an advantageous price or yield at the time of entering into the transactions. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. In addition, the value of securities purchased on a when-issued or delayed delivery basis is subject to market fluctuation and no dividends or interest accrues to the purchaser during the period before the settlement date. When the Fund enters into a when-issued and delayed delivery transaction, it will "cover" its position by maintaining in a segregated account with the Fund's custodian, cash and liquid securities held by the Fund and having a value (determined daily) equal to or greater the purchase commitment or delivery obligation of the Fund.




         USE OF OPTIONS

         The Fund currently has an investment restriction relating to options which states that the Fund "may not write, purchase or sell put or call options, or combinations thereof except [the Fund] may do so as permitted under 'Description of Funds - Investment Practices and Restrictions' in its Prospectus."

         In this regard, the prospectus of the Fund will be amended so as to permit the Fund to purchase and sell options on individual stocks, indices (stock index options) and on groups of securities. These may include both exchange traded and over-the-counter options.

         The purpose of this change is to enable greater use of options as part of the Fund's investment program. The Fund may use options either in pursuing its investment objective and for hedging purposes. For example, the Fund might purchase call options on a security in seeking to realize gains, or to hedge its portfolio positions or to hedge against increases in the prices of securities it intends to purchase. The change will also enable the Fund to use stock index options to manage risk.

         Options transactions involve costs to the Fund and may result in losses. Certain risks arise because of the possibility of imperfect correlation between movements in the prices of options and movements in the prices of the underlying security or securities held by the Fund. The successful use by the Fund of options transactions depends on the ability of its investment adviser to forecast market movements correctly. Other risks arise from the Fund's potential inability to close out options positions because in some cases there can be no assurance that the Fund would be able to effect closing transactions at any particular time or at an acceptable price.

         To the extent that the Fund purchases and sells options in the over-the-counter markets, its ability to terminate options in these markets may be more limited than for exchange-traded options. These transactions also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to the Fund. The Fund would, however, engage in over-the-counter transactions only when, in the opinion of its investment adviser, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their obligations.

         LIMITATIONS ON OPTIONS AND FUTURES TRANSACTIONS

         The Fund's current policy setting forth limitations on transactions in futures contracts and options states that the Fund will not: "(i) sell futures contracts, purchase put options or write call options if, as a result, more than 30% of the Fund's total assets would be hedged with futures and options under normal conditions, (ii) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written options would exceed 30% of its total assets; or
(iii) purchase call options if, as a result, the current value of the option premiums for options purchased by the Fund would exceed 5% of the Fund's total assets."

         This restriction is being replaced with the following non-fundamental restriction:

                  "The Fund may not purchase financial futures contracts and related options except for 'bona fide hedging' purposes, but may enter into such contracts for non-hedging purposes provided that aggregate initial margin deposits plus premiums paid by the Fund for open futures options positions, less the amount by which any such positions are 'in-the-money,' may not exceed 5% of the Fund's total assets."

         This change would eliminate the current limitation on the Fund's use of futures and related options for hedging purposes and would also allow the Fund to the use these instruments for non-hedging purposes in an amount up to 5% of its total assets.

         Transactions in futures and related options involve certain risks. For example, the Fund may lose the expected benefit of a transaction if securities prices change in an unanticipated manner. Such unanticipated changes in securities prices may also result in poorer overall performance of the Fund than if the Fund had not entered into any futures transactions.


         The Fund's non-fundamental restriction with respect to options will be as follows: "The Fund may invest up to 10% of the value of its total assets, represented by the premium paid, in the purchase of call and put options on securities and securities indices. The Fund may not write (i.e., sell) covered call and put options on securities and securities indices with aggregate exercise prices in excess of 15% of the value of the Fund's assets measured at the time an option is written."



         UNSEASONED ISSUERS

         The Fund's current investment restriction relating to "unseasoned issuers" states that the Fund may not "invest more than 15% of [its] total assets in securities of unseasoned issuers that have been in continuous operation for less than three years, including operating periods of their predecessors, except obligations issued or guaranteed by the U.S. government and its agencies or instrumentalities (this limitation does not apply to real estate investment trusts)." This restriction is being repealed.

         This investment restriction was adopted to comply with requirements of certain state laws which are no longer applicable to the Fund, and the 1940 Act does not contain a similar restriction. Elimination of this restriction will enhance the ability of the Fund to invest in the securities of newer companies which are deemed to be attractive investment opportunities by the Fund's investment adviser.

         These companies will frequently be smaller companies having less revenues and smaller market capitalization than more seasoned issuers. Investments in securities of these companies may present greater opportunities for capital appreciation, but may also involve greater risks than investments in larger, more mature issuers. Such companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than the securities of larger companies. In addition, there may be less available information regarding these smaller companies and, when available, information may be incomplete or inaccurate. As a result, the securities of smaller companies may experience significantly more price volatility and less liquidity than securities of larger companies, and any resulting volatility and limited liquidity will impact the Fund.

         WARRANTS

         The Fund's current investment restriction concerning warrants states that the Fund "may not invest more than 5% of [its] net assets in warrants, and of this amount, no more than 2% of [its] total net assets may be invested in warrants that are listed on neither the New York nor the American Stock Exchange." This restriction is being repealed.

         This investment restriction, like the restriction relating to unseasoned issuers, was designed to comply with the requirements of certain state laws which are no longer applicable to the Fund. Elimination of this restriction will permit the Fund to invest a greater percentage of its assets in warrants and to make such investments without regard to whether the warrants are listed on a securities exchange. This would, for example, enable the Fund to acquire non-publicly traded warrants from an issuer in connection with the purchase of other securities of that issuer, and to acquire warrants in amounts exceeding the 5% and 2% limitations set forth in the Fund's current investment restriction.

         Warrants are securities which entitle the holder to purchase the securities of a company (generally, its common stock) at a specified price during a specified time period. Because of this feature, the values of rights and warrants are affected by factors similar to those which determine the price of common stocks and exhibit similar behavior. Warrants may be purchased directly or may be acquired in connection with a corporate reorganization or exchange offer.

         INVESTMENT IN SECURITIES OWNED BY TRUSTEES/OFFICERS

         The Fund currently has an investment restriction under which it may not "purchase or retain the securities of any issuer if (i) one or more officers or Trustees of [the] Fund or its investment adviser or investment sub-adviser individually owns or would own, directly or beneficially, more than 1/2 of 1% of the securities of such issuer, and (ii) in the aggregate, such persons own or would own, directly or beneficially, more than 5% of such securities." This restriction is being repealed.

         This restriction was adopted to comply with the requirements of certain state laws which are no longer applicable to the Fund.

         Elimination of the restriction will not significantly affect the Fund's investment practices. Provisions of the 1940 Act regulate transactions between an investment company and companies which are affiliated persons, as defined by the 1940 Act, of directors and officers of the investment company. Under those provisions, such transactions are generally prohibited without SEC approval.

         EVERGREEN GLOBAL REAL ESTATE EQUITY FUND

         EQUITY SECURITIES

         The Fund's prospectus states that equity securities "include common stock, preferred stock and securities convertible into common stock." The Fund's prospectus will be amended to state that: "Equity securities include common stock, preferred stock and securities convertible into common stock, such as warrants, rights and options." This amendment will clarify that warrants, rights and options, which are securities that have equity characteristics, may be used in pursuing the Fund's investment objective of long-term growth of capital.

         DEBT SECURITIES AND SECURITIES OF NON-REAL ESTATE RELATED COMPANIES

         Currently, the Fund's investment policies provide that the Fund may invest up to 35% of its total assets in equity securities of issuers whose products and services are related to the real estate industry; securities of issuers unrelated to the real estate industry, but whose real estate assets are substantial relative to the price of the companies' securities or which offer significant capital appreciation potential; and debt securities which, in general, are investment grade or better quality debt securities. In addition, up to 10% of the Fund's total assets may be invested in unrated debt securities of issuers secured by real estate where the Fund's investment adviser believes that the securities are trading at a discount and the underlying collateral will ensure repayment of principal.

         These policies will be amended so that, under normal market conditions, the Fund will be permitted to invest up to 35% of its total assets in debt securities, equity securities of companies that are unrelated to the real estate industry, money market instruments, and options, financial futures and currency contracts.

         This change will permit the Fund to invest in debt securities of real estate related companies and companies whose products or services are related to the real estate industry. The Fund would also continue to have the ability to invest without limitation in high quality money market instruments if, in the opinion of the Fund's investment adviser, market conditions warrant a temporary defensive investment position.

         The Board of Trustees has also determined to amend the Fund's policy on the purchase of debt securities to permit up to 15% of the Fund's total assets to be invested in debt securities which are not rated as "investment grade" or which are unrated and are not determined by the Fund's investment adviser to be comparable to debt having an "investment grade" rating. Debt securities rated "investment grade" are those which have been rated no lower than A by S&P or Moody's.


         This change will permit the Fund to invest up to 15% of its total assets in non-investment grade debt securities. Currently, non-convertible debt securities purchased by the Fund must be rated investment grade or better quality, or unrated securities which have been determined by the Fund's investment adviser to be of comparable quality; however up to 10% of the Fund's total assets may be invested in unrated debt securities of issuers secured by real estate where the Fund's investment adviser believes that the securities are trading at a discount and the underlying collateral will ensure repayment of principal.

         The new policies are intended to provide the Fund with greater flexibility to invest in a wider range of debt securities, including a limited amount of non-investment grade debt.

         Lower-quality debt securities (I.E., "junk bonds") are considered to have speculative characteristics and involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or may already be in default. The market prices of these securities may fluctuate more than higher quality securities in periods of general economic difficulty.

         SECURITIES OF REAL ESTATE INVESTMENT TRUSTS

         Currently, the Fund may only invest in real estate investment trusts ("REITs") and limited partnerships which are traded on major exchanges. This policy has been amended by the Board of Trustees to eliminate the requirement that such securities be traded on an exchange. As a result, the Fund will be able to invest in REITs which are traded over-the-counter or which are not publicly traded. Any investments in non-publicly traded securities will be subject to the Fund's overall restriction on investments in illiquid securities. The purpose of this change is to permit the Fund to pursue its investment objective by investing in a wider range of securities.

         PORTFOLIO TURNOVER

         Although the Fund seeks long-term capital growth, the Fund may from time to time engage in short-term trading strategies and securities may be sold without regard to the time they have been held when investment considerations warrant such action. These policies, together with the changes being made in the investment restrictions of the Fund to expand its ability to engage in transactions in options and futures, may have the effect of increasing the annual rate of portfolio turnover of the Fund. As a result, the Fund's annual portfolio turnover rate may be higher than the rates of certain other investment companies. However, it is not expected that the Fund's annual portfolio turnover rate will exceed 150%. A high portfolio turnover rate will result in higher brokerage costs to the Fund and may also result in the realization of greater capital gains which will be subject to tax, including short-term gains which will be taxable to shareholders at ordinary income tax rates.